UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) August 3, 2010

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York		14831
(Address of principal executive offices)		(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Press Release of Corning Incorporated (the “Company”) dated August 3, 2010 (the “Press Release”) relating to the Notes (defined below) is furnished herewith as Exhibit 99.1. The information in the attached Press Release is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.	Other Events

Corning Incorporated Notes Offering.

On August 3, 2010, the Company agreed to sell $300,000,000 aggregate principal amount of 4.250% Notes due 2020 (the “2020 Notes”) and $400,000,000 aggregate principal amount of 5.750% Notes due 2040 (the “2040 Notes” and, together with the 2020 Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) and Pricing Agreement (the “Pricing Agreement”), each dated August 3, 2010, and each between the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein. The public offering price of the Notes was 99.082% of the principal amount of the 2020 Notes and 99.320% of the principal amount of the 2040 Notes. The Company expects to receive net proceeds from the sale of the Notes, after deducting underwriting discounts and estimated offering expenses, of approximately $689 million. The Company intends to use a portion of the net proceeds to fund the purchase of the debt securities subject to the tender offer announced by the Company on August 3, 2010, and to use any excess net proceeds for general corporate purposes.

The Notes were offered and sold under the Company’s registration statement on Form S-3 (Registration No. 333-155803) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2008 under the Securities Act. The Company has filed with the SEC a prospectus supplement, dated August 3, 2010, together with the accompanying prospectus, dated December 1, 2008, relating to the offer and sale of the Notes.

The closing of the sale of the Notes is scheduled to occur on August 10, 2010. The Notes will be issued pursuant to an Indenture (the “Indenture”) dated as of November 8, 2000, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee, and an Officers’ Certificate of the Company to be delivered pursuant to Sections 201 and 301 of the Indenture.

The above description of the Underwriting Agreement, the Pricing Agreement, the Indenture, the Officers’ Certificate and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Pricing Agreement, the Indenture, the form of Officers’ Certificate and the forms of the Notes. Each of the Underwriting Agreement, the Pricing Agreement, the form Officers’ Certificate, the form of the 2020 Note and the form of the 2040 Note is filed as an Exhibit to this Current Report on Form 8-K. The Indenture was filed as an Exhibit to the Company’s Registration Statement on Form S-3 filed with the SEC on March 15, 2001.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement dated August 3, 2010, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. as representatives of the several underwriters named therein (excluding exhibits thereto).

1.2	Pricing Agreement dated August 3, 2010, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Officers’ Certificate of the Company to be delivered pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee, relating to the Notes (excluding exhibits thereto).

4.2	Form of the 2020 Note.

4.3	Form of the 2040 Note.

5.1	Opinion of Denise A. Hauselt, Vice President and Assistant General Counsel of the Company regarding the legality of the Notes.

23.1	Consent of Denise A. Hauselt (included in Exhibit 5.1)

99.1	Press Release dated August 3, 2010, issued by the Company relating to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED Registrant

Date: August 9, 2010	By	/S/ DENISE A. HAUSELT
Denise A. Hauselt
Vice President, Secretary and Assistant General Counsel

Index to Exhibits

(d) Exhibits

1.1	Underwriting Agreement dated August 3, 2010, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. as representatives of the several underwriters named therein (excluding exhibits thereto).

1.2	Pricing Agreement dated August 3, 2010, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Officers’ Certificate of the Company to be delivered pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee, relating to the Notes (excluding exhibits thereto).

4.2	Form of the 2020 Note.

4.3	Form of the 2040 Note.

5.1	Opinion of Denise A. Hauselt, Vice President and Assistant General Counsel of the Company regarding the legality of the Notes.

23.1	Consent of Denise A. Hauselt (included in Exhibit 5.1)

99.1	Press Release dated August 3, 2010, issued by the Company relating to the Notes.

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